EXHIBIT 23


                            Consent of Amisano Hanson

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EXHIBIT 23


                            Consent of Amisano Hanson



                       SECURITIES AND EXCHANGE COMMISSION
                              450 5th Street, N.W.
                             Washington, D.C. 20549

Gentlemen:

         We have read and agree with the comments in Item 4 of the Form 8-K of Drucker, Inc. dated March 19, 2004.

                                  Amisano Hanson


                                  /s/ Amisano Hanson
                                  --------------------------------------------